EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A-1, into the Company's previously filed Registration Statement File No. 33-90740.


                                                       ARTHUR ANDERSON LLP

Houston, Texas
May 24, 1996